PROSPECTUS

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND

September 29, 2006

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND
(Each a “Fund” and together the “Funds”)

Each a series of Advisors Series Trust (the “Trust”)

Phocas Real Estate Fund (the “Real Estate Fund”) is a mutual fund that seeks long-term total investment return through a combination of capital appreciation and current income.

Phocas Small Cap Value Fund (the “Small Cap Value Fund”) is a mutual fund that seeks long-term capital appreciation.

Phocas Financial Corporation (the “Advisor”) is the investment advisor to the Funds.

Table of Contents

Overview of the Fund	3
Performance	4
Fees and Expenses	4
Investment Objective and Principal Investment Strategies	5
Principal Risks of Investing in the Fund	8
Management of the Fund	11
Your Account with the Fund	15
Dividends and Distributions	26
Tax Consequences	26
Financial Highlights	27
Privacy Notice	28

This Prospectus sets forth basic information about the Funds that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is September 29, 2006.

OVERVIEW OF THE FUND

What is the Fund’s Investment Objective?
The investment objective of the Real Estate Fund is long-term total investment return through a combination of capital appreciation and current income.

The investment objective of the Small Cap Value Fund is long-term total investment return through capital appreciation.

What are the Fund’s Principal Investment Strategies?
Real Estate Fund
The Real Estate Fund will invest substantially all of its assets in equity real estate investment trusts (“REITs”) and other commercial real estate-oriented companies which own, manage and invest in underlying real estate assets, including REITs and real estate operating companies. The Fund will seek to maintain a portfolio with continuous exposure to most real estate sectors. The Real Estate Fund anticipates that it will invest at least 60% of its net assets in REITs.

Small Cap Value Fund
The Small Cap Value Fund will invest at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of small cap companies consistent with companies within the Russell 2000 Value Index. The Fund expects to achieve its objective by investing in a diversified portfolio of small capitalization securities selling at discounts to their fair value as assessed by the investment and research team of the Advisor.

What are the Principal Risks of Investing in the Funds?
There is the risk that you could lose money by investing in the Funds. The value of your investment in the Funds will fluctuate as the stocks in the Funds’ portfolios change in price. The prices of the stocks the Advisor selects may decrease in value. Also, the stock market may decline suddenly, and for extended periods, adversely affecting the prices of the stocks held by the Funds.

Because the Funds are new, their success cannot be guaranteed. There is a risk that the Funds will be liquidated if the Funds do not attract enough assets to support their continued existence. Liquidation does not require prior approval of the Funds’ shareholders and will trigger a taxable event equivalent to redemption of Fund shares.

The Real Estate Fund is a non-diversified fund. Since the Fund will invest a greater percentage of net assets in a particular issuer as compared to a diversified fund, market price fluctuations might subject the Real Estate Fund to a greater risk of loss.

By themselves, the Funds are not complete, balanced investment plans and the success of the Funds cannot be predicted.

Who may want to Invest in the Funds?	The Funds may be appropriate for investors who:

—	Have a long-term investment horizon;

—	Want to add an investment with potential for capital appreciation to diversify their investment portfolio; and

—	Can accept the greater risks of investing in a portfolio with common stock holdings.

PERFORMANCE

The Funds commenced operations on September 29, 2006. Performance information for the Funds has not been presented because, as of the date of this Prospectus, the Funds have not been in operation for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of either the Real Estate Fund or the Small Cap Value Fund.

Shareholder Fees[1] (fees paid directly from your investment)	Real Estate Fund	Small Cap Value Fund
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)[1]	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.75%	0.75%
Rule 12b-1 distribution fee	0.25%	0.25%
Other expenses [2]	2.46%	2.46%
Total annual fund operating expenses	3.46%	3.46%
Less: Expense waiver/reimbursement[3]	1.96%	1.96%
Net annual fund operating expenses	1.50%	1.50%

[1]
The redemption fee applies only to those shares that have been held less than 90 days. The fee is payable to the respective Fund and is intended to benefit the remaining shareholders by reducing the cost of short-term trading. The Funds’ transfer agent charges a $15 fee for wire redemptions.

[2]	These expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on estimated amounts for each Fund’s current fiscal year.
[3]
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that Total Net Annual Fund Operating Expenses do not exceed 1.50% of average daily net assets of the Real Estate Fund and the Small Cap Value Fund. This contract’s term is indefinite and may be terminated only by the Trust’s Board of Trustees (the “Board”). In turn, the Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Funds for three years from the date fees were waived or reimbursed.

EXAMPLE

The example below is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and that you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Funds’ operating expenses remain the same.

Please note that the one-year figures below are based on the Funds’ net expenses as limited by the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Real Estate Fund	$153	$474
Small Cap Value Fund	$153	$474

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Principal Strategies

Real Estate Fund
The investment objective of the Real Estate Fund is to seek long-term total investment return through a combination of capital appreciation and current income. Under normal market conditions, the Real Estate Fund seeks to achieve its objective by investing at least 80% of its assets in equity REITs and other commercial real estate-oriented companies. Other commercial real estate-oriented companies are companies that own, manage and invest in properties such as offices, industrial properties, malls, shopping centers, apartments and healthcare facilities; however, not residential homes or home builders.

REITs are often categorized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income. An equity REIT may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The Real Estate Fund seeks to maintain a portfolio with continuous exposure to most real estate sectors, including office, industrial, retail, apartments and lodging. The Real Estate Fund, however, also will seek to minimize its exposure to the riskiest sectors (e.g., hotels). In order to minimize tax exposure and avoid spreads and commission costs, the Real Estate Fund will strive to keep portfolio turnover low (under 100%). The policy of investing in REITs and other commercial real estate operating companies may only be changed with 60 days prior notice to shareholders.

Small Cap Value Fund
The investment objective of the Small Cap Value Fund is to seek long-term total investment return through capital appreciation. Under normal market conditions, the Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its assets in domestic common stocks and other equity securities of small-cap companies, consistent with companies within the Russell 2000 Value Index. This includes investment in convertible preferred stocks and warrants. The policy of investing in small-cap equity securities may only be changed upon 60 days prior notice to shareholders.

The Small Cap Value Fund expects to invest in a diversified portfolio of small capitalization securities selling at discounts to fair value assessed by the investment and research team of the Advisor. The Small Cap Value Fund will generally invest in a limited number of equity securities issued by small companies with market capitalizations between $200 million and $5 billion. The Small Cap Value Fund’s portfolio will be diversified across most of the major industries through a portfolio usually containing between 80 to 120 stocks.

Principal Strategies Common to Both Funds

Foreign Securities. Each Fund may make significant investments in securities of foreign issuers (“foreign securities”). The Real Estate Fund reserves the right to invest up to 50% of its assets in foreign securities that may be traded on U.S. markets. The Small Cap Value Fund will invest primarily in domestic U.S. small cap securities but reserves the right to invest up to 20% of its assets in American Depositary Receipts (“ADRs”) or foreign securities that trade on U.S. exchanges.

Temporary or Cash Investments. Under normal market conditions, the Funds will stay fully invested according to their principal investment strategies as noted above. The Funds, however, may temporarily depart from their principal investment strategies. At the discretion of the Advisor, each Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Funds not achieving their investment objectives during that period.

For longer periods of time, the Funds may hold a substantial cash position. If the market advances during periods when the Funds are holding a large cash position, the Funds may not participate to the extent they would have if the Funds had been more fully invested. To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Portfolio Turnover

The Funds’ annual portfolio turnover rates indicate changes in portfolio investments. The Advisor will sell a security when appropriate and consistent with the Funds’ investment objectives and policies, regardless of the effect on each Fund’s portfolio turnover rate.

Please note that buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs. A high turnover rate in any year will result in the Funds paying above-average transaction costs, and could result in shareholders paying above-average taxes on realized capital gains. Frequent buying and selling of securities could result in the distribution of short-term capital gains that are taxed at ordinary income rates.

The Funds cannot accurately predict future annual portfolio turnover rates. Securities may be replaced as they mature. Each Fund, however, expects that its actual annual portfolio turnover rate generally will be less than 100%. It may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by the sale of portfolio securities necessary to meet the cash requirements for redemptions of shares.

There is no assurance that the Funds’ investment objectives will be achieved. As prices of common stocks and other securities fluctuate, the value of an investment in the Funds will change.

Non-Principal Strategies of Both Funds

In addition to the principal strategies, the Funds may also invest in several other types of financial instruments. These non-principal strategies include investments in certificates of deposit, corporate debt securities, commercial paper, and Rule 144A restricted securities. The Real Estate Fund may also invest in rights and warrants.

Funds’ Portfolio Selection Process

Real Estate Fund
The Advisor has developed a disciplined selection process for investing in securitized commercial real estate vehicles (publicly traded companies that own, manage and invest in commercial real estate (excluding residential homes and home builders) -). The Advisor’s investment model focuses on the three ways that investors value securitized commercial real estate vehicles. The investment process concentrates on the following factors:

1.	Management quality;
2.	Quality and location of the real estate held; and
3.	Debt leverage used.

The Advisor’s approach to securitized commercial real estate focuses on equity investing.
The investment models take into account the following variables that affect securitized commercial real estate pricing:

•	Asset values;
•	Management quality;
•	Prospective growth rates;
•	Debt leverage and overall balance sheet quality;
•	The quality of income streams;
•	Conflicts of interest;
•	Insider stock ownership; and
•	Other factors.

The Advisor seeks a balance of quality and growth at attractive risk-adjusted valuations. Valuation models are designed to keep the Real Estate Fund from overpaying for securities. The Advisor seeks to have continuous exposure to most real estate sectors and to minimize exposure to the riskiest real estate sectors. The Advisor believes that this approach may sacrifice performance at times, but is consistent with the preservation of capital.

Small Cap Value Fund
The Advisor’s selection process for the Small Cap Value Fund focuses on U.S. small-cap value stocks. The Advisor conducts an initial screening of the marketable U.S. equity universe for liquidity and market capitalization. The initial screening eliminates the large and mid-cap U.S. equity universe and also the micro-cap U.S. equity universe. The Advisor establishes valuation screens for each major industry segment of the Russell 2000 Value Index. Traditional valuation metrics such as price/book, price/sales, cash flow metrics and other similar factors, are used either individually or in combination. Depending upon the industry segment, adjustments are made for balance sheet risk relative to peer group. The initial screens will result in finding the most reasonably priced companies within the U.S. small-cap universe.

The Advisor’s research team then focuses on specific company qualitative analysis, income statement and balance sheet review, as well as any other major factors that might impact share price. Combining qualitative analysis with fundamental valuation based on traditional cash flow models, proprietary financial models, or other historically reliable valuation methodologies, the Advisor will invest in 80 to 120 companies with initial weightings between 0.50% to 1.50% of total Fund value in order to have broad industry representation and reduce individual security risk within the Fund.

The Small Cap Value Fund will also have exposure to most of the major industry segments of the Russell 2000 Value Index at all times with no less than 50% exposure to the benchmark industry weight, and no more than twice the benchmark weight not to exceed 50% of the Small Cap Value Fund’s total portfolio.

The Advisor will rebalance the Small Cap Value Fund’s portfolio at least once per year. Individual positions that exceed 3% of the Small Cap Value Fund’s value will be reduced to below 3%.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks that may adversely affect the Funds’ net asset value (“NAV”) or total return have previously been summarized under “Overview of the Funds.” These risks are discussed in more detail below.

The Funds are designed for long-term investors and are not complete investment programs. You may lose money by investing in the Funds.

Risks Common to Both Funds

Market Risk. The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Funds’ shares will go up and down as a result of the movement of the overall stock market or of the value of the individual securities held by the Funds, and you could lose money.

Equity Risk. The risks that could affect the value of a Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Foreign Investment Risk. Both the Real Estate Fund and the Small Cap Value Fund may invest in securities of foreign issuers (“foreign securities”) and in emerging markets. These investments are subject to special risks. The Funds’ returns and NAV may be affected by several factors.

Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Funds’ investments. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which can negatively affect the value of the Funds’ investments.

Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

In addition, both Funds may invest in emerging markets. Emerging markets are in countries with immature economic and political structures. These markets are more volatile than the markets of developed countries.

Conflicts of Interest Risk. The Advisor may advise other clients with investment objectives similar to those of the Funds. There may be instances in which the Funds would not be able to invest in certain limited investment opportunities due to the investment by other clients advised by the Advisor. All trades will be allocated fairly across all appropriate accounts, including the Funds. The Funds’ Board of Trustees will annually review the Advisor’s trade allocation policies.

Management Risk. The skill of the Advisor will play a significant role in the Funds’ abilities to achieve their investment objectives. Each Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Funds’ ability to achieve their investment objectives depends on the Advisor’s ability to select stocks, particularly in volatile stock markets. The Advisor could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Borrowing Risk. Each Fund may borrow up to 33 1/3% of that Fund’s assets from banks in order to increase its holding of portfolio securities. Borrowing can exaggerate the effect of any increase or decrease in either the value of portfolio securities or the NAV of the Fund. When borrowing money, the Funds will be subject to interest costs. These costs may vary with changing market rates of interest.

Risks Specific to the Real Estate Fund

Non-Diversification Risk. The Real Estate Fund is non-diversified, which means that there is no restriction on how much the Real Estate Fund may invest in the securities of an issuer under the Investment Company Act of 1940, as amended. Further, underlying funds that are non-diversified may invest a larger percentage of their assets in individual companies than a mutual fund that is diversified. This may result in the Real Estate Fund’s share price being more volatile than if it did not invest in non-diversified underlying funds.

Real Estate Investment Risk. The value and performance of equity, mortgage and hybrid REITs depends on how well the property owned by the REIT is managed. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.

The Real Estate Fund will invest a substantial portion of its assets in equity REITs under normal conditions. An equity REIT holds equity positions in real estate. Equity REITs can provide their shareholders with income from the leasing of its properties and from the capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. In addition, an individual REIT’s securities value can decline if the REIT fails to continue qualifying for special tax treatment.

Since the Real Estate Fund will concentrate its portfolio in equity REITs and other commercial real estate-oriented companies, the Real Estate Fund’s performance will be exposed to the same risks that are associated with the direct ownership of real estate. Some of the risks involved in the real estate market include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

Risks Specific to the Small Cap Value Fund

Small Companies Risk. Investing in securities of small-sized companies may involve greater volatility than investing in larger and more established companies because small-sized companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

Value Style Investing Risks. Different types of equity investment strategies tend yield more or less favorable returns depending on market conditions. The performance resulting from the Small Cap Value Fund’s “value” investment style may sometimes be lower than that of other types of equity funds.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information dated September 29, 2006 (the “SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Funds’ Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. A complete list of the Funds’ portfolio holdings as of each calendar quarter-end will be available on the Funds’ website at www.phocasfinancial.com approximately five to ten business days after the calendar quarter end.

MANAGEMENT OF THE FUND

Investment Advisor

Phocas Financial Corporation is the Funds’ investment advisor and provides investment advisory services to the Funds pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement). The Advisor’s address is 2433 Mariner Square Loop, Suite 202, Alameda, California, 94501. The Advisor has provided investment advisory services to individual and institutional accounts since 2005. The Advisor has provided investment advisory services to the Funds since their inception and has managed over $140 million in assets.

The Advisor provides the Funds with advice on buying and selling securities. The Advisor also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds. For its services, the Advisor is entitled to receive an annual management fee, calculated daily and payable monthly, equal to 0.75% of each respective Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the SAI and will be available in the Funds’ semi-annual report dated June 30, 2007.

Portfolio Managers

Real Estate Fund

William Schaff and James Murray are responsible for the day-to-day management of the Real Estate Fund’s portfolio.

William Schaff, CFA. Mr. Schaff founded the Advisor in June 2005 and is co-portfolio manager of the Phocas Real Estate portfolios and Small Cap Value portfolios (2005 to present). For the last twenty years (1986 to 2005), Mr. Schaff has managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group, Berger LLC, and the Undiscovered Managers organization. Mr. Schaff was President and Chief Investment Office of Bay Isle Financial LLC before it became a fully-owned subsidiary of Janus Capital Management, and was President of Bay Isle Financial LLC and Portfolio Manager at Janus Capital Management. Over this time, he developed a strong performance track record in securitized real estate investing in separate accounts as well as mutual funds including the 5-star Morningstar rated Undiscovered Managers REIT Fund (1998 to 2003) and the Janus U.S. REIT Fund for non-U.S. investors. Mr. Schaff was the sole manager of the REIT portfolio from January 1993 to December 1997, co-manager from January 1998 through June 2003, and became sole portfolio manager in July 2003. Mr. Schaff was the sole manager of the Janus Global REIT Fund from September 2003 through February 2005. Mr. Schaff was the co-manager of the Small Company Value portfolio from April 2002 to February 2005.

Mr. Schaff holds a Masters degree in Engineering from the University of California, Davis. He also holds the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco. Formerly, Mr. Schaff served as Trustee and Chairperson of the Investment committee of Alameda County Employee’s Retirement.

James Murray, CFA. Mr. Murray was one of three original partners at the Advisor starting in June 2005. Mr. Murray is co-portfolio manager of the Phocas Real Estate portfolios (June 2005 to present). Prior to this, Mr. Murray was the Senior REIT Analyst for Bay Isle Financial Institutional REIT portfolios and mutual fund and institutional trader (1999 to 2005). Mr. Murray was not the principal portfolio manager in positions prior to Phocas Financial.

Mr. Murray earned a B.A. degree in economics from Kenyon College. He holds the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.

Small Cap Value Fund

William Schaff and Steve Block are responsible for the day-to-day management of the Small Cap Value Fund’s portfolio.

Steve Block, CFA. Mr. Block founded Block Capital in March 2005, and joined the Advisor in March 2006. Mr. Block was a co-Portfolio Manager of Bay Isle Financial LLC’s Separate Account Large Cap Value Portfolios and Senior Analyst on the Janus Adviser Small Company Value Fund (2002 to 2005).

Mr. Block received his MBA from the University of Michigan’s Ross School of Business in accounting and finance. He received his B.A. degree from University of California, San Diego in Quantitative Economic Decision Science. He also holds the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.

The SAI provides additional information about the portfolio managers for both the Real Estate and Small Cap Value Funds. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and each manager’s ownership of securities in the Funds and any portfolio managers’ conflicts of interest.

Prior Performance

Mr. Schaff was President and Chief Investment Officer of Bay Isle Financial LLC from January 1993 to December 2004, and was principally responsible for Bay Isle’s REIT portfolio. Mr. Schaff was the sole manager of the REIT portfolio from January 1993 to December 1997 and from July 2003 to December 2004. He was co-manager with Ralph Block, a member of the Advisor’s current investment team from January 1998 through June 2003; however, Mr. Schaff was principally responsible for the investment team during that period.

The following table sets forth performance data relating to the historical performance of the Bay Isle REIT portfolio for which Mr. Schaff was principally responsible, for the periods indicated. The Bay Isle REIT portfolio had investment objectives, policies, strategies and risks substantially similar to those of the Real Estate Fund.

The data is provided to illustrate the past performance of the Bay Isle REIT portfolio as measured against market indices and does not represent the performance of the Real Estate Fund. You should not consider this performance data as an indication of future performance of either Fund.

Period	Bay Isle REIT Portfolio	NAREIT Equity Index
1998Q1	-0.72%	-0.47%
1998Q2	-2.76	-4.59
1998Q3	-6.90	-10.52
1998Q4	0.80	-2.92
1999Q1	-6.45	-5.59
1999Q2	12.25	10.08
1999Q3	-6.75	-8.04
1999Q4	1.74	-1.01
2000Q1	3.26	2.4
2000Q2	10.78	10.54
2000Q3	10.06	7.64
2000Q4	4.47	3.72
2001Q1	-2.19	0.39
2001Q2	9.38	11.01
2001Q3	-1.55	-2.48
2001Q4	4.46	4.98
2002Q1	7.20	8.26
2002Q2	5.87	5
2002Q3	-7.53	-9.05
2002Q4	-0.46	0.41
2003Q1	0.62	0.67
2003Q2	11.99	13.12
2003Q3	10.46	9.47
2003Q4	10.26	9.97
2004Q1	13.64	12.02
2004Q2	-5.67	-5.81
2004Q3	8.63	8.23
2004Q4	16.97	15.23

Mr. Schaff founded the Advisor in June 2005 and is primarily responsible for the Advisor’s investment team. The following table sets forth performance data relating to the historical performance of private institutional accounts for the Advisor, for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Real Estate Fund.

The data is provided to illustrate the past performance of the Advisor’s REIT portfolio as measured against market indices and does not represent the performance of the Real Estate Fund.

Period	Phocas REIT Portfolio	NAREIT Equity Index
2005Q3	4.52%	3.84%
2005Q4	3.63	1.55
2006Q1	15.76	14.75
2006Q2	-0.88	-1.6

All returns for the Bay Isle and Phocas portfolios presented are quarterly returns. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts of the Advisor without provision for federal or state income taxes.

The private accounts for which results are reported are not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended and by the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Bay Isle and Phocas portfolios could have been adversely affected if the private accounts had been regulated as investment companies. In addition, the operating expenses incurred by the private accounts were lower than the anticipated operating expenses of the Real Estate Fund, and, accordingly, the performance results of the private accounts are greater than what the Fund’s performance would have been.

Investors should also be aware that the use of a methodology to calculate performance different from that used above could result in different performance data.

Fund Expenses

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Funds to ensure that the total net annual fund operating expenses (excluding interest and tax expenses) do not exceed 1.50% of the Funds’ average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Funds in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Funds’ expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were reimbursed. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. The Funds must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

The Trust has adopted a plan pursuant to Rule 12b-1 that allows the Funds to pay distribution fees for sales and distribution of their shares. With respect to shares of both the Real Estate and Small Cap Value Funds, the plan provides for a distribution fee of up to 0.25% of each Fund’s average daily net assets. Because these fees are paid out over the life of the Funds’ assets, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR ACCOUNT WITH THE FUNDS

Share Price

Shares of the Funds are sold at NAV per share, which is determined by the Funds as of the close of regular trading (generally, 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Funds’ NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of the Funds’ securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of the Funds, including management, administration and shareholder servicing fees, which are accrued daily.

The Funds’ investments are valued according to market value. Stocks that are “thinly traded” or events occurring after the close of the NYSE may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology.

Buying Fund Shares

To purchase shares of either the Real Estate or Small Cap Value Funds, you must invest at least the minimum amount in the Fund.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$5,000	$200
Retirement Accounts	$2,500	$200

Shares of the Funds may be purchased by check or by wire transfer of funds through a bank or through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents (“Brokers”) authorized by the Funds to receive purchase orders. Each Fund’s minimum initial investment (as well as subsequent additional investments) depends on the nature of the account as shown in the table above. For regular accounts, the Funds require an initial investment of $5,000. For retirement and other non-taxable accounts (IRAs, SEP-IRAs, pension and profit sharing plans, etc.), the Funds require an initial investment of $2,500. Minimum investment amounts may be made in any amount in excess of this amount and may be waived from time to time by the Funds. Minimum investment amounts are waived when shares are purchased by current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds. The Funds also reserve the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from either Fund. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional purchases in the Funds may be made for $200 or more. Exceptions may be made at each Fund’s discretion. The additional purchases minimum is waived when shares are purchased by current or retired directors and employees of the Advisor and its affiliates. You may purchase additional shares of the Funds by sending a check, with the stub from your account statement, to the Funds at the addresses listed below. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement. You may also make additional purchases by wire or through a Broker. Please follow the procedures described in this Prospectus.

Short-term or excessive trading into and out of the Funds may harm performance by disrupting management strategies and by increasing expenses. Accordingly, the Funds may reject your purchase order if in the Advisor’s opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to either Fund, or rejection otherwise would be in either Fund’s best interest.

In compliance with the USA PATRIOT Act of 2001, please note that each Fund’s transfer agent (“Transfer Agent”) will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-PHOCAS1 (746-2271) if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of an investor, the application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). If elected on your account application, money can be automatically transferred from your checking or savings account on a weekly, biweekly, monthly, bi-monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $200 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. You may terminate your participation in the AIP by notifying the Transfer Agent at 1-866-PHOCAS1 (746-2271), five days prior to the date of the next AIP transfer. The Funds may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

Your share price will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to either the “Phocas Real Estate Fund” or the “Phocas Small Cap Value Fund.” All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern time) will receive the next business day’s NAV.

Methods of Buying

Through a broker-dealer or other financial intermediary
The Funds are offered through Brokers. The Funds are also offered directly through the distributor. An order placed with a Broker is treated as if it was placed directly with the Funds, and will be executed at the next share price calculated by the Funds. Your Broker will hold your shares in a pooled account in the Broker’s name. The Funds may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker who offers shares may require payment of fees from their individual clients. If you invest through a Broker, the policies and fees may be different than those described in this Prospectus. For example, the Broker may charge transaction fees or set different minimum investments. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Prospectus. An order placed with a Broker is treated as if it was placed directly with the Funds, and will be executed at the next share price calculated by the Funds after receipt by a Broker.

Please contact your Broker to see if they are an approved Broker of the Funds for additional information.

By mail
The Funds will not accept payment in cash, including cashier’s checks, unless the cashier’s checks are in excess of $10,000. Also, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To buy shares of either Fund, complete an account application form and send it together with your check for the amount you wish to invest in a Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the remittance form from your most recent confirmation statement received from the Transfer Agent. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Funds, for any payment that is returned.

Regular Mail Phocas Real Estate Fund/Phocas Small Cap Value Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Phocas Real Estate Fund/Phocas Small Cap Value Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By telephone
To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-866-PHOCAS1 (746-2271) and you will be allowed to move money in amounts of $200 or more, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m., Eastern time, shares will be purchased in your account at the NAV determined on that day. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit: (name of the Fund)
(your name or the title on the account)
(your account #)

Before sending your wire, please contact the Transfer Agent at 1-866-PHOCAS1 (746-2271) to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary
If you purchased your shares through a sales agent (e.g., broker-dealer or other financial intermediary), your redemption order must be placed through the same sales agent. The sales agent must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern time) for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern time) will receive the next business day’s NAV. Please keep in mind that your sales agent may charge additional fees for its services.

By mail
You may redeem shares purchased directly from either Fund by mail. Send your written redemption request to the Transfer Agent at the address below. Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail Phocas Real Estate Fund/Phocas Small Cap Value Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Phocas Real Estate Fund/Phocas Small Cap Value Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

A signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $100,000 worth of shares;

•	The redemption is being mailed to a different address from the one on your account (record address);

•	The redemption is being made payable to someone other than the account owner;

•	The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner;

•	A change of address request has been received by the Transfer Agent within the last 15 days;

•	When changing ownership on your account;

•	When adding telephone redemption to an existing account; or

•	When adding or changing any automated bank instructions.

The Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. A notary public cannot provide a signature guarantee.

By telephone
To redeem shares by telephone, call the Funds at 1-866-PHOCAS1 (746-2271) and specify the amount of money you wish to redeem up to $100,000. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds) you may redeem shares in any amount, by instructing the Funds by phone at 1-866-PHOCAS1 (746-2271). Unless noted on the initial application, a signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

•	That you correctly state the Fund account number;
•	The name in which your account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Automatic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you each month or quarter. Your account must have a value of at least $500,000 for you to be eligible to participate in the Automatic Withdrawal Plan (the “AWP”). The minimum withdrawal is $200. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. You may request an application for the AWP by calling the Transfer Agent toll-free at 1-866-PHOCAS1 (746-2271). The Funds may modify or terminate the AWP at any time. You may terminate your participation in the AWP by calling the Transfer Agent sufficiently in advance of the next withdrawal.

Payment of Redemption Proceeds

You may redeem the Funds’ shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern time) will usually be sent to the bank you indicate or mailed on the following day to the address of record. Payment for shares redeemed will be sent to you typically within one to two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent.

If you purchase shares using a check and soon after request a redemption, the Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days). Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds.

Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of a Fund’s shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

The Funds generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of either Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash. If either Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Tools to Combat Frequent Transactions

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Funds are intended for long-term investors and do not accommodate frequent transactions.  Short-term "market-timers" who engage in frequent purchases and redemptions and can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders.  Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences, and funds that invest in securities which are not frequently traded may be targets of market timers.

The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performances. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include imposing a redemption fee of 1% on shares held for less than 90 days (see below), monitoring trading activity and using fair value pricing, as determined by the Board, when the Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that the Funds believe is consistent with shareholder interests.

Trading Practices
The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handles there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ abilities to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. However, the Funds and financial intermediaries attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Redemption Fees
The Funds charge a 1.00% redemption fee on the redemption of Fund shares held for less than 90 days. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by each Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Exchange transactions between the Funds are exempt from redemption fees. Although the Funds have the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Fair Value Pricing
The trading hours for most foreign securities end prior to the close of the NYSE, the time that each Fund’s NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when it calculates its NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board.

The Board has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor to the Fund holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Advisor believe that the market price is stale.

Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

The Board has also developed procedures to monitor pricing policies and operations under the fair value procedures.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Funds reserve the right to:

•	Vary or waive any minimum investment requirement;
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;

•
Reject any purchase request for any reason. Generally, the Funds do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below a Fund’s minimum initial investment requirement due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Funds; and
•	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail your request to the Funds at the address listed under “Methods of Buying.”

Your Broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your Broker or other financial intermediary for details.

SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES

The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by each Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Funds may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at each Fund’s then current NAV and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income or qualified dividend income. Fund distributions of short-term capital gains are taxable as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid by the Funds may be qualified dividend income eligible to individual investors for taxation at long-term capital gain rates.

The rate an individual shareholder pays on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long the individual owned the Fund shares. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Please note that dividends received from REIT securities can be taxed as ordinary income or capital gains. In general, dividends from REITs included in the Real Estate Fund are taxed as ordinary income. However, the Fund is allowed to treat income received as qualified dividend income from a REIT to the extent that the REIT designates that amount as such to the Fund. Typically, REITs will inform shareholders of the proper tax character of distributions after the end of the calendar year in which the distributions were made. To the extent that a REIT designates a portion of its ordinary income distributions as qualified dividend income, the Fund will likewise designate these amounts to the extent allowed by law. Additionally, to the extent that a REIT designates a portion of its distributions as capital gain distributions, the Fund will likewise designate these amounts to the extent allowed by law.

Total ordinary dividends may include net income which is not qualified dividend income. If a fund's income from sources which are not qualified dividend income exceeds fund expenses, the fund will distribute at least some dividends that are not qualified. Sources of income that are not qualified dividend income include interest, capital gains, securities lending income, certain preferred or foreign dividends, REIT dividends and dividends on securities where the Funds did not meet certain holding period requirements.

You will be taxed on distributions of the Funds if you either receive your dividends and capital gain distributions in cash, or if they are reinvested in additional Fund shares. Both cash and reinvested distributions will be taxed in the same manner.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Funds to do so.

If you sell or exchange your Fund shares, it is considered a taxable event for you. An exchange of Funds is treated as a sale. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. You should consult your own tax advisor concerning federal, state and local taxation of distributions from a Fund.

FINANCIAL HIGHLIGHTS

Since the Real Estate and Small Cap Value Funds have recently commenced operations, no financial highlights are available at this time.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of either Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS

Investment Advisor
Phocas Financial Corporation
2433 Mariner Square Loop, Suite 202
Alameda, California 94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND

Each a series of Advisors Series Trust
www.phocasfinancial.com

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ Annual and Semi-Annual Reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The Annual Report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during each Fund’s last fiscal year.

The SAI is available free of charge on the Funds’ website at www.phocasfinancial.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Funds by calling the Funds (toll-free) at 1-866-PHOCAS1 (746-2271) or by writing to:

PHOCAS REAL ESTATE FUND /
PHOCAS SMALL CAP VALUE FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.phocasfinancial.com

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Funds are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)

Statement of Additional Information
September 29, 2006

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND

Each a series of the Advisors Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Funds’ Prospectus dated September 29, 2006 (the “Prospectus”), as may be revised, of the Phocas Real Estate Fund and Phocas Small Cap Value Fund (each a “Fund”, together the “Funds”), each a series of Advisors Series Trust (the “Trust”). Phocas Financial Corporation (the “Advisor”) is the investment advisor to the Funds. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number below.

Phocas Real Estate Fund
Phocas Small Cap Value Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-PHOCAS1 (746-2271)

Table of Contents

THE TRUST	2
INVESTMENT OBJECTIV AND POLICIES	2
MANAGEMENT	15
PORTFOLIO TRANSACTIONS AND BROKERAGE	24
PORTFOLIO TURNOVER	26
PROXY VOTING POLICY	26
ANTI-MONEY LAUNDERING PROGRAM	27
PORTFOLIO HOLDINGS INFORMATION	27
DETERMINATION OF NET ASSET VALUE	29
PURCHASE AND REDEMPTION OF FUND SAHRES	30
TAX MATTERS	31
DIVIDENDS AND DISTRIBUTIONS	33
PERFORMANCE INFORMATION	34
GENERAL INFORMATION	36
FINANCIAL STATEMENTS	37
APPENDIX “A”	38

THE TRUST

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Funds and not to any other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (the “SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus and this SAI omit certain of the information contained in the Trust’s Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Funds commenced operations on September 29, 2006.

INVESTMENT OBJECTIVE AND POLICIES

Phocas Real Estate Fund (the “Real Estate Fund”) is a mutual fund that seeks long-term total investment return through a combination of capital appreciation and current income.

Phocas Small Cap Value Fund (the “Small Cap Value Fund”) is a mutual fund that seeks long-term capital appreciation.

Both Funds are open-end investment management companies.

Diversification

The Real Estate Fund is a non-diversified fund. The Small Cap Value Fund, however, is a diversified fund.

Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if the Small Cap Value Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Small Cap Value Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Small Cap Value Fund, the Small Cap Value Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Small Cap Value Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Small Cap Value Fund qualifying as a diversified mutual fund under applicable federal laws.

Borrowing

The Funds are authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed at any time 33 1/3% of the value of their total assets at the time of such borrowings. The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Funds’ assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the each Fund’s agreement with its lender, the net asset value per share of each Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Funds did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Equity Securities

The Funds will invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market place, economic and other conditions.

Preferred Stocks

Each Fund may invest in preferred stocks. A preferred stock blends the characteristics of a bond and common stock. It can offer the fixed dividends of a bond and the equity ownership of a common stock. Unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock prices tend to fluctuate with changes in interest rates rather than the issuing company’s business prospects. Preferred stock has priority claim over common stock: (a) in the receipt of dividends, and (b) should the issuer be dissolved, in any residual assets after payment to creditors. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities

Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Funds may have to pay more for a convertible security than the value of the underlying common stock.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire bank certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Funds hold instruments of foreign banks or financial institutions, they may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in their Prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Investment Company Securities

The Funds may invest in shares of other investment companies. The Funds may invest in money market mutual funds in connection with its management of daily cash positions. Pursuant to Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds currently intend to limit their investments in securities issued by other investment companies (other than money market funds) so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Funds, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Funds bear directly in connection with its own operation, the Funds would also bear their pro rata portions of each other investment company’s advisory and operational expenses.

Foreign Investments

Each Fund may make significant investments in securities of foreign issuers (“foreign securities”). The Real Estate Fund reserves the right to invest up to 50% of its assets in foreign securities that may be traded on U.S. or foreign markets. The Small Cap Value Fund reserves the right to invest up to 20% of its assets in ADRs and dollar-denominated securities.

American Depositary Receipts. The Funds may invest up to 20% of their assets in ADRs. ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Funds will invest only in securities denominated in U.S. dollars. For this reason, the value of the Funds’ assets may not be subject to risks associated with variations in the value of foreign currencies relative to the U.S. dollar to the same extent as might otherwise be the case. Changes in the value of foreign currencies against the U.S. dollar may, however, affect the value of the assets and/or income of foreign companies whose U.S. dollar denominated securities are held by the Funds. Such companies may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes. The interest and dividends payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

Options on Securities

Purchasing Put and Call Options. The Funds may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by the Funds and with respect to various stock indices subject to certain restrictions, not in excess of 5% of each Funds’ net assets. The Funds will engage in trading of such derivative securities exclusively for hedging purposes.

If the Funds purchase a put option, the Funds acquire the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Funds are holding a security which they feel has strong fundamentals, but for some reason may be weak in the near term, the Funds may purchase a put option on such security, thereby giving themselves the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Funds will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date the Funds exercise the put, less transaction costs, will be the amount by which the Funds will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Funds paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Funds realize on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If the Funds purchase a call option, they acquire the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Funds have a short position in the underlying security and the security thereafter increases in price. The Funds will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Funds in the underlying security and the price of the underlying security thereafter falls, the profit the Funds realize on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. The Funds may write covered call options. A call option is “covered” if the Funds own the security underlying the call or have an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Funds. If the Funds desire to sell a particular security from their portfolios on which they have written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Funds will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Funds will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Funds resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Funds.

In addition to covered call options, the Funds may write uncovered (or “naked”) call options on securities, including Exchange Traded Funds (“ETFs”), and indices; however, SEC rules require that the Funds segregate assets on their books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. The Funds will comply with guidelines established by the SEC. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of each Fund’s assets could impede portfolio management of each Fund’s ability to meet redemption requests or other current obligations.

Selling (Writing) Put and Call Options. When the Funds write a call option they assume an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Funds write a put option they assume an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Funds may terminate their position in an exchange-traded put option before exercise by buying an option identical to the one they have written. Similarly, they may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Funds may try to hedge against an increase in the value of securities they would like to acquire by writing a put option on those securities. If security prices rise, the Funds would expect the put option to expire and the premium they received to offset the increase in the security’s value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, the Funds may lose an amount of money equal to the difference between the value of the security and the premium they received. Writing covered put options may deprive the Funds of the opportunity to profit from a decrease in the market price of the securities they would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Funds could try to hedge against a decline in the value of securities they already own by writing a call option. If the price of that security falls as expected, the Funds would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Funds must be prepared to deliver the underlying instrument in return for the strike price, which may deprive them of the opportunity to profit from an increase in the market price of the securities they hold.

Stock Index Options. The Funds may also purchase put and call options with respect to the S&P 500 Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in each Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on a stock index would be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Funds would not be able to close out options which they had purchased, and if restrictions on exercise were imposed, the Funds might be unable to exercise an option they hold, which could result in substantial losses to the Funds. It is the policy of the Funds to purchase put or call options only with respect to an index, which the Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Funds may enter into options transactions may be limited by the Internal Revenue Code of 1986, as amended (the “Code”) requirements for qualification of each Fund as a regulated investment company. See “Dividends and Distributions” and “Taxation.”

Dealer Options. The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Funds write a dealer option, the Funds may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Funds originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Funds, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a secured position with respect to any call option on a security it writes, the Funds may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds’ ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that the Funds may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat dealer options as subject to the Funds’ limitation on illiquid securities. If the Staff of the SEC changes its position on the liquidity of dealer options, the Funds will change its treatment of such instruments accordingly.

Short Sales

The Funds may engage in short selling. The Trust anticipates that the Real Estate Fund will engage in short selling involving commitments (on a daily marked-to-market basis) not to exceed 10% of its net assets. The Trust anticipates that the Small Cap Value Fund will engage in short selling involving commitments (on a daily marked-to-market basis) not to exceed 30% of its net assets.

In a short sale, the Funds sell a security that they do not own, in anticipation of a decline in the market value of the security. To complete the sale, the Funds must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Funds are then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Funds are said to have a “short position” in the securities sold until they deliver them to the broker. The period during which the Funds have a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Funds are required to pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. To meet current margin requirements, the Funds are also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by the Funds create opportunities to increase the Funds’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Funds in effect profit from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Funds’ net asset value per share will tend to increase more when the securities they have sold short decrease in value, and to decrease more when the securities they have sold short increase in value, than would otherwise be the case if they had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Funds may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Funds might have difficulty purchasing securities to meet their short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet their short sale obligations at a time when fundamental investment considerations would not favor such sales.

Warrants

The Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Funds’ entire investment therein).

Convertible Securities, Equity-Linked Derivatives and Warrants. The Funds may invest in convertible securities, equity-linked derivatives and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Shares of Standard & Poor’s (“S&P”) Depository Receipts (“SPDRs”) and S&P’s Mid Cap 400 Depository Receipts (“Mid Cap SPDRs”) are considered Equity-Linked Derivatives. Each of these instruments are derivative securities whose value follows a well-known securities index or basket of securities. SPDRs and Mid Cap SPDRs are designed to follow the performance of S&P 500 Index and the S&P Mid Cap 400 Index, respectively. Because the prices of SPDRs and Mid Cap SPDRs are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, Mid Cap SPDRs will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some or even all of the stocks in the underlying indices. The Fund’s ability to redeem its shares of SPDRs and Mid Cap SPDRs may be limited by the 1940 Act, which provides that the SPDRs and Mid Cap SPDRs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that these instruments may terminate due to extraordinary events that may cause any of its service providers, such as the trustee or sponsor, to close or otherwise fail to perform their obligations. Also, because these instruments are granted licenses by agreement to use the indexes as a basis for determining their compositions and/or otherwise to use certain trade names, they may terminate if such license agreements are terminated.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Real Estate Investment Trusts (REITs)

The Real Estate Fund may invest in REITs. REITs are companies that develop, own or finance real estate. Most specialize in commercial property like apartments, offices, malls, clinics and warehouses. Some specialize in a city or region. Some finance real estate transactions by making loans or buying mortgages.

A REIT is a corporation or a business trust that would otherwise be taxed as a corporation. REITs are often divided into three categories: equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings. Rental income is the main source of income for equity REITs. An equity REIT may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Under normal circumstances, a majority of the Fund’s investments will be in the securities of equity REITs.

Risks Relating to REITs. REITs may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders. The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Illiquid Securities

Typically, each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called, “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between a Fund’s decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Funds. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investment Restrictions

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, the Small Cap Value Fund is diversified. Both the Real Estate and Small Cap Value Funds’ investment objectives are fundamental.

In addition, the Real Estate Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding 30 percent of their total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Purchase or sell commercial real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

4.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities; or

5.	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

The Small Cap Value Fund, a diversified fund, may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding 33 1/3 percent of their total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Purchase or sell commercial real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

4.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

6.	Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities).

Both the Real Estate and Small Cap Value Funds observe the following restrictions as a matter of operating but not fundamental policy. Except as noted below, the Funds may not:

1.	Make investments for the purpose of exercising control or management; or

2.
Make any change in its investment policies of investing at least 80% of its net assets under normal circumstances in the investments suggested by either Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.  If the value of each Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board of Trustees (the “Board”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Fund Accountant, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held
Independent Trustees
Walter E. Auch* (born 1921) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Management Consultant; Former Chairman, CEO of Chicago Board Options Exchange (CBOE) and former President of Paine Webber.	2	Director, Nicholas-Applegate Funds, Citigroup Funds, Pimco Advisors LLP, Senele Group and UBS Management.
Donald E. O’Connor* (born 1936) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	2	Independent Director, The Forward Funds.
George T. Wofford III* (born 1939) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	2	None.
James Clayburn LaForce* (born 1928) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	2	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, Arena Pharmaceuticals, and Cancervax.
George J. Rebhan* (born 1934) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	2	Trustee, E*TRADE Funds.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held
Interested Trustee of the Trust
Eric M. Banhazl** (born 1957) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired (September 2006 to present), Senior Vice President, U.S. Bancorp Fund Services, LLC July 2001 to September 2006; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”).	2	None.
Officers of the Trust
Eric M. Banhazl (see above)	President (Interested Trustee - see above.)	Indefinite term since February 1997.	See Above.	2	See Above.

Robert M. Slotky (born 1947) 2020 E. Financial Way Glendora, CA 91741	Vice President, Chief Compliance Officer	Indefinite term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 - July 2001).	N/A	N/A
Douglas G. Hess (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	N/A	N/A

Rodney A. DeWalt, Esq. (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Secretary, AML Officer	Indefinite term since December 2003.	Senior Counsel, Fund Administration, U.S. Bancorp Fund Services, LLC since January 2003. Thrivent Financial for Lutherans (2000 to 2003), Attorney, Private Practice (1997 to 2000).	N/A	N/A

*	Denotes those Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
**
Denotes Trustee who is an “interested person” of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Funds.

***
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

Compensation

Effective April 1, 2006, the Trustees who are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”) receive an annual trustee fee of $32,000 per year with no additional fee for special meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation from the Real Estate Fund	Aggregate Compensation From the Small Cap Value Fund[1]	Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees[2]
Independent Trustees
Walter E. Auch, Trustee	$0	$0	None	None	$0
Donald E. O’Connor, Trustee	$0	$0	None	None	$0
George T. Wofford III, Trustee	$0	$0	None	None	$0
James Clayburn LaForce, Trustee	$0	$0	None	None	$0
George J. Rebhan, Trustee	$0	$0	None	None	$0
[1]	For the fiscal year ended December 31, 2005.
[2]	There are currently numerous portfolios comprising the Trust. For the fiscal year ended December 31, 2005, trustees’ fees and expenses were not allocated to the Funds.

Board Committees

The Trust has four standing committees: the Audit Committee, the Nominating Committee, the Qualified Legal Compliance Committee (the “QLCC”) and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or either Fund’s financial statements and to ensure the integrity of the each Fund’s pricing and financial reporting. The Audit Committee has not met with respect to the Funds.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not yet met with respect to the Funds. The Independent Trustees comprise the Nominating Committee.

The Nominating Committee will consider nominees recommended by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. The QLCC has not yet met with respect to the Funds.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Funds and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee has not met with respect to the Funds.

Fund Shares Beneficially Owned by Trustees. As of August 30, 2006 no Trustee, including the Independent Trustees, beneficially owned shares of either Fund.

Name of Trustee	Dollar Range of Equity Securities in the Real Estate Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Dollar Range of Equity Securities in the Small Cap Value Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Walter E. Auch, Independent Trustee	None	None	None
Eric M. Banhazl, Interested Trustee	None	None	None
Donald E. O’Connor, Independent Trustee	None	None	None
George T. Wofford III, Independent Trustee	None	None	None
James Clayburn LaForce, Independent Trustee	None	None	None
George J. Rebhan, Independent Trustee	None	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the date of this SAI, there were no principal shareholders or control persons of the Funds and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of either Fund. Furthermore, neither the Independent Trustees, nor members of their immediate family, owned securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates.

The Advisor

Phocas Financial Corporation, 2433 Mariner Square Loop, Suite 202, Alameda, California, 94501 acts as investment advisor to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor. Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the each Fund’s investment criteria and determines from time to time what securities may be purchased by each Fund.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In approving the Advisory Agreement on behalf of each Fund, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Advisor; (b) the appropriateness of the fees to be paid by the Funds to the Advisor; (c) the level of each Fund’s expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of each Fund’s investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Funds and the proposed expenses of the Funds were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor’s brokerage practices were reasonably efficient. The Board also noted that (a) the Advisor’s staff had previously provided quality investment service to private accounts with similar investment objectives and strategies; (b) the Advisor would provide the Funds with a reasonable potential for profitability and (c) that the nature of the Advisor’s investments was acceptable.

Based on their review, the Board concluded that the Advisor had the capabilities, resources and personnel necessary to manage the Funds. The Board also concluded that based on the services to be provided by the Advisor to the Funds and the estimated expenses to be incurred by the Advisor in the performance of such services, the compensation to be paid to the Advisor was fair and equitable for the Funds.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of a Fund’s average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the “expense cap”). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

Portfolio Managers

William Schaff, James Murray and Steve Block are the portfolio managers who are responsible for the day-to-day management of the Funds. The following table shows the number of other accounts managed by the investment committee and the total assets in the accounts managed within various categories.

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Real Estate Investment Team
James Murray, CFA	0	$0.00	0	$0.00	147	$152.8 million
William Schaff, CFA	0	$0.00	0	$0.00	147	$152.8 million

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Small Cap Investment Team
Steve Block, CFA	0	$0.00	0	$0.00	147	$152.8 million
William Schaff, CFA	0	$0.00	0	$0.00	3	$53.1 million

The following table reflects information regarding accounts for which the portfolio managers has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. Information is shown as of August 30, 2006. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The Advisor does not currently have any performance-based portfolios.

Material Conflict of Interest. The portfolio managers who have day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds and/or other accounts. In approving the Advisory Agreement, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Funds, and that the Advisor seeks to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Funds, the Advisor determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. The Advisor will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients.

The Advisor does not anticipate any conflicts of interest between management of the Funds and other funds and accounts managed by the firm. The Advisor’s brokerage and trading policies ensure that no conflicts arise between transactions involving the Fund and those involving separately managed accounts.

Compensation. The portfolio managers are compensated with a salary and bonus package. The Advisor’s bonus pool is determined by the Advisor’s profits, and distributed based on an individual’s performance against personal long and short term goals, coinciding with the performance of the Funds not based on the asset size of the Funds. The portfolio managers do not participate in a company-sponsored retirement plan and receive standard benefits commensurate with the other employees of the firm. Portfolio managers do not receive deferred compensation.

Securities Owned in the Funds by Portfolio Managers. As of August 30, 2006, the portfolio managers owned the following securities in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Real Estate Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Dollar Range of Equity Securities in the Small Cap Value Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
James Murray, CFA	None	None	None
William Schaff, CFA	None	None	None
Steve Block, CFA	None	None	None

Service Providers

Pursuant to an administration agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), the Administrator acts as the Funds’ administrator. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

USBFS also acts as Fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

Pursuant to a custodian agreement between the Trust and the Funds, U.S. Bank, National Association, an affiliate of USBFS, serves as the custodian of the Funds’ assets, whereby the Custodian provides for fees on a transaction basis plus out-of-pocket expenses. The Custodian’s address is 1555 North RiverCenter Drive, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 is the independent registered public accounting firm for the Fund whose services include auditing the Funds’ financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th floor, San Francisco, California, 94105, is counsel to the Funds and provides counsel on legal matters relating to the Funds.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as each Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of each Fund’s shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are all affiliated companies. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of either Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute each Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for each Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by them under their Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the NASD.

While it is each Fund’s general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as it is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for each Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of each Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions.
PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted the Institutional Shareholder Services (ISS) Proxy Voting Policy. Accordingly, all proxies shall be submitted to ISS directly from the custodian and available for review and vote by the Advisor’s personnel. The Advisor will generally vote in line with ISS recommendations, but reserves the right to go against the recommendation if management deems it is in the best interest of the shareholders.

Responsibility. The responsibility for administering and overseeing the proxy voting process lies with the Chief Compliance Officer (“CCO”) and President of the Advisor.

Conflict of Interest. The Advisor’s proxy voting policies and procedures are designed to ensure that proxies are properly voted and any material conflicts are resolved in the best interest of a Fund. If the Advisor detects a conflict of interest, it will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which the Advisor should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on the Advisor.

Review. The Advisor’s CCO or designee will review the Advisor’s Proxy Policies and update them as necessary.

Proxy Voting Guidelines on Specific Issues. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the Advisory Agreement or comparable document, and other relevant facts and circumstances at the time of the vote.

The Trust is required to annually file Form N-PX, which lists the Funds’ complete proxy voting records for the 12-month period ending June 30. The Funds’ proxy voting records are available without charge, upon request, by calling toll-free 1-866-PHOCAS1 (746-2271) and on the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Funds maintain portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These Disclosure Policies have been approved by the Board. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

A complete listing of each Fund’s portfolio holdings are made available to the public at the end of each calendar quarter with a lag of up to seven business days. These holdings are posted quarterly to www.phocasfinancial.com. From time to time, the Advisor may select additional portfolio characteristics for distribution to the public with such frequencies and lag times as the Advisor determines to be in the best interests of shareholders.

Pursuant to the Disclosure Policies, information about the Funds’ portfolio holdings is not distributed to any person unless:

•	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to USBFS and the Board, attorneys, auditors or accountants;

•	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•	The disclosure is made with the approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee.

Certain of the persons listed above receive information about the Funds’ portfolio holdings on an ongoing basis. The Funds believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders. These persons are:

•	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
•
Rating and/or ranking organizations, specifically: Lipper; Morningstar; S&P; Bloomberg; Vickers-Stock Research Corporation; Wilshire & Associates, Inc.; Thomson Financial; Citigate Financial Intelligence; and Interactive Data Corporation, all of which currently receive such information between the seventh and tenth business day of the month following the end of a calendar quarter; and

•
Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Board; and the Trust’s attorneys and accountants (currently, Tait, Weller & Baker LLP), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above are made with the prior written approval of either the Trust’s CCO or his or her designee, pursuant to the Disclosure Policies.

The Board exercises continuing oversight of the disclosure of either Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.

Neither the Advisor nor the Funds may receive compensation in connection with the disclosure of information about either Funds’ portfolio securities. In the event of a conflict between the interests of either Fund and the interests of the Advisor or an affiliated person of the Advisor, the Advisor’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interest of the Fund, and shall report such determination to the Advisor’s Board of Directors and to the Fund’s Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of a Fund to each of the following entities which, by explicit agreement by virtue of their respective duties to a Fund, are required to maintain the confidentiality of the information disclosed: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Funds or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, in accordance with the Disclosure Policies, when a Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement.

In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

DETERMINATION OF NET ASSET VALUE

The NAV of the Funds’ shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Net Assets	=	NAV Per Share
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: (1) the last sale price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Prospectus. Shares of the Funds are sold without a sales charge at the next price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, the Funds reserve the right, in their sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) s or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Funds within a calendar year). Furthermore, the Funds may suspend the right to redeem their shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

In-Kind Purchases and Redemptions

Payment for shares of the Funds may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Funds and that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; that the securities be in proper form for transfer to the Funds; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Redemption-in-Kind. The Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of a Fund’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Funds, as series of the Trust, intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided they comply with all applicable requirements regarding the source of their income, diversification of their assets and timing of distributions. The Funds’ policy is to distribute to their shareholders all of their investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes. However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes. To avoid the excise tax, the Funds must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of their ordinary income for such year, (ii) at least 98% of the excess of their realized capital gains over their realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Funds paid no federal income tax.

Net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividend income eligible for taxation at long-term capital gain rates to the extent a Fund designates the amount distributed as a qualifying dividend. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. In view of each Fund’s investment policies, it is expected that dividends from domestic corporations will be part of each Fund’s gross income and that, accordingly, part of the distributions by each Fund may be eligible for qualified dividend income treatment for individual shareholders, or for the dividends-received deduction for corporate shareholders. However, the portion of each Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. In addition, distributions from REIT securities are only allowed to be treated as qualified dividend income for individual shareholders to the extent that the REIT so designates that amount to the Funds. Such distributions may not be treated as qualifying dividend income if the Fund shares held by an individual investor are held for less than 61 days. Distributions from REIT securities do not qualify for the dividends-received deduction available to corporate shareholders. Further, the dividends-received deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Capital gains distributions are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

DIVIDENDS AND DISTRIBUTIONS

The Funds will generally receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Funds also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Additionally, the Funds may derive capital gain distributions from their investments in REIT securities. Any net gain the Funds may realize from dispositions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held more than the period required for long-term gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

PERFORMANCE INFORMATION

Each Fund will calculate its performance in accordance with the following formulas:

Yield

The yield calculation reflected in the Prospectus is based on a hypothetical account having a balance of exactly one share of a fund at the beginning of the seven-day period. The base period return is the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. Yield will vary as interest rates and other conditions change. Yields also depend on the quality, length of maturity and type of instruments held and operating expenses of a fund.

Effective yield is computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Effective yield = [(base period return + 1) 365/7] - l

The tax equivalent yield of a fund is computed by dividing that portion of the yield of the fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of a fund that is not tax-exempt.

The Fund’s quotations of average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Average Annual Total Return

Average annual total return quotations used in the Fund’s Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

Where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions):

Each Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions):

Each Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

GENERAL INFORMATION

The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Funds have only one class of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

As the Funds have recently commenced operations, there are no financial statements available at this time. Shareholders of each Fund will be informed of each Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX “A”

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA -- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA --very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

—	Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

—	Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

—	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

—	SP-2 Satisfactory capacity to pay principal and interest.

—	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

—
MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

—	MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

—
MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

—
MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.